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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 25049


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported): June 2, 1999.


                          MotivePower Industries, Inc.
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             (Exact name of registrant as specified in its charter)


        Pennsylvania                           0-23802                                  82-0461010
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(State or other jurisdiction                (Commission file                    (IRS Employer Identification
 of incorporation)                           number)                             Number)
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Two Gateway Center, Pittsburgh, PA                                   15222
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(Address of principal executive offices)                           Zip Code

Registrant's telephone number, including area code:  (412) 201-1101

                                 Not applicable
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         (Former name or former address, if changed since last report)



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ITEM 5.           OTHER EVENTS.

                  On June 2, 1999, Westinghouse Air Brake Company, a Delaware corporation ("WABCO"), agreed to merge with and into (the "Merger") MotivePower
Industries, Inc., a Pennsylvania corporation ("MotivePower"). The terms of the Merger are set forth in an Agreement and Plan of Merger (the "Merger
Agreement"), dated as of June 2, 1999, between WABCO and MotivePower. In the
Merger, each share of WABCO Common Stock, par value $0.01 per share (the "WABCO
Common Stock"), will be converted into 1.3 shares of MotivePower's Common
Stock, par value $0.01 per share (the "MotivePower Common Stock"). WABCO and
MotivePower issued a joint press release announcing the execution of the Merger
Agreement on June 3, 1999, a copy of which is filed as Exhibit 99.1 hereto and which is incorporated herein by reference.

                  The Merger is intended to constitute a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and will be accounted for as a pooling of interests.

                  Consummation of the Merger is subject to various conditions, including: (i) approval and adoption of the Merger Agreement and the Merger by the shareholders of each of WABCO and MotivePower; (ii) the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust
Improvements Act of 1976, as amended, and the receipt of certain other approvals required under foreign laws; (iii) registration of the shares of MotivePower
Common Stock to be issued in the Merger under the Securities Act of 1933, as amended (the "Securities Act"); (iv) receipt of opinions of counsel as to the federal tax treatment of certain aspects of the Merger; and (v) satisfaction of certain other conditions.

                  The Merger Agreement and the transactions contemplated thereby will be submitted for adoption and approval at the meetings of the shareholders of each of MotivePower and WABCO. Prior to such meetings, MotivePower will file a registration statement with the Securities and Exchange
Commission registering under the Securities Act the MotivePower Common Stock to be issued in the Merger. Such shares of MotivePower Common Stock will be offered to WABCO shareholders pursuant to a prospectus that will also serve as a joint proxy statement for the shareholders' meetings.

                  The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference.

                  In connection with the execution of the Merger Agreement, MotivePower and WABCO entered into the WABCO Stock Option Agreement (the "WABCO
Option Agreement") pursuant to which WABCO granted MotivePower an option (the
"WABCO Option") to purchase up to approximately 19% of the outstanding shares of WABCO Common Stock (before giving effect to the WABCO Option) exercisable in the circumstances specified in the WABCO Option Agreement. MotivePower and WABCO also entered into the MotivePower Stock Option Agreement (the
"MotivePower Option Agreement") pursuant to which MotivePower granted WABCO an option (the "MotivePower Option") to purchase up to approximately 19% of the outstanding shares of


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MotivePower Common Stock (before giving effect to the MotivePower Option)
exercisable in the circumstances specified in the MotivePower Option Agreement.

                  The foregoing summaries of the WABCO Option Agreement and the MotivePower Option Agreement are qualified in their entirety by reference to the text of such agreements, copies of which are filed as Exhibits 2.2 and 2.3 hereto and which are incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a) -- (b) Not applicable.

         (c)      Exhibits.

         2.1 Agreement and Plan of Merger, dated as of June 2, 1999, between MotivePower Industries, Inc. and Westinghouse Air
                  Brake Company.

         2.2 WABCO Stock Option Agreement, dated as of June 2, 1999, between MotivePower Industries, Inc. and Westinghouse Air
                  Brake Company.

         2.3 MotivePower Stock Option Agreement, dated as of June 2, 1999, between MotivePower Industries, Inc. and Westinghouse Air
                  Brake Company.

         99.1 Text of joint press release dated June 3, 1999, issued by MotivePower Industries, Inc. and Westinghouse Air Brake
                  Company.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        MOTIVEPOWER INDUSTRIES, INC.



Date:  June 3, 1999                     By:  /s/ Jeannette Fisher-Garber
                                           ------------------------------------
                                            Jeannette Fisher-Garber
                                            Vice President, General Counsel and
                                            Secretary



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                                 EXHIBIT INDEX



 EXHIBIT
 NUMBER                       DESCRIPTION OF EXHIBIT
 -------                      ----------------------
2.1      Agreement and Plan of Merger, dated as of June 2, 1999, between
         MotivePower Industries, Inc. and Westinghouse Air Brake Company.

2.2      WABCO Stock Option Agreement, dated as of June 2, 1999, between
         MotivePower Industries, Inc. and Westinghouse Air Brake Company.

2.3      MotivePower Stock Option Agreement, dated as of June 2, 1999, between
         MotivePower Industries, Inc. and Westinghouse Air Brake Company.

99.1     Text of joint press release dated June 3, 1999, issued by MotivePower
         Industries, Inc. and Westinghouse Air Brake Company.
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